UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52654	20-3678799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3434 South County Road 1192 Midland, Texas 79706	79706
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 686-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 – Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

Financing Arrangements

On June 20, 2014, we sold an aggregate of 6,125,000 units pursuant to a Share Purchase Agreement (the "Purchase Agreement") to 11 accredited investors (the "Investors"), each consisting of (a) one share of common stock and (b) one, 2 year, common stock purchase warrant to purchase one share of common stock at an exercise price of $0.20 per share, subject to adjustment (the "Warrants," collectively with the shares of common stock, the "Units").  Each Unit had a purchase price of $0.08 and the Company will receive an aggregate of $490,000 in gross proceeds from the transaction (the "Offering").  The warrants, if exercised, of which there can be no guarantee, will bring in gross proceeds of approximately $1,225,000 for a total potential capital raise of approximately $1,715,000.

The Purchase Agreement contains representations and warranties by the Company and the investors which are customary for transactions of this type such as, with respect to the Company: organization, good standing and qualification to do business; capitalization; subsidiaries, authorization and enforceability of the transaction and transaction documents; valid issuance of stock, consents being obtained or not required to consummate the transaction; litigation; compliance with securities laws; and no brokers used, and with respect to the investors: authorization, accredited investor status and investment intent.

The foregoing description of the terms of the Purchase Agreement and Warrant is qualified in its entirety by reference to the provisions of the forms of the Purchase Agreement and Warrant which are filed as Exhibits 10.2 and 4.1 to this Current Report, respectively, and are incorporated by reference herein.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Company's common stock or any other securities of the company, but merely included to disclose the terms of the transaction mentioned herein.

Section 3 - Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01  Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (Incorporated by reference to Exhibit 10.40 to the Annual Report on Form 10-K filed on June 20, 2014)
10.2	Form of Escrow Agreement (Incorporated by reference to Exhibit 10.42 to the Annual Report on Form 10-K filed on June 20, 2014)
4.1	Form of Warrant (Incorporated by reference to Exhibit 10.41 to the Annual Report on Form 10-K filed on June 20, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2014	STW Resources Holding Corp.

By:
Stanley Weiner, CEO